Exhibit 10.60

FIRST AMENDMENT TO LEASE

This First Amendment to Lease (“Amendment”) made and entered into this 2nd day of   January, 2007, by and between BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Landlord"), and CLINFORCE, INC., a Delaware corporation with its principal place of business at 4815 Emperor Boulevard, Durham, NC 27713 ("Tenant").

WHEREAS, Landlord leased certain premises consisting of 4739 rentable square feet of space commonly referred to Suite 200 (“Original Premises”) located  at 321 Norristown Road, Ambler, PA, 19002 (“Building”), to Tenant pursuant to that certain Lease dated August, 2006,  hereinafter  referred to as “Lease,” the Premises being more particularly described therein; and

WHEREAS, Tenant desires to expand the size of the Premises that they Lease by adding an additional 2,979 rentable square feet (“RSF”) of space on the second floor of the Building  (Suite 205) under the Lease;

WHEREAS, Landlord and Tenant wish to amend the Lease as follows;

NOW, THEREFORE, in consideration of these present and the agreement of each other, Landlord and Tenant agree that the Lease shall be and the same is hereby amended as follows:

1.

Incorporation of Recitals.  The recitals set forth above, the Lease referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this Amendment. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Lease.

2.

Lease of Additional Premises.

(a)       The Lease is hereby amended to provide that Landlord hereby demises and lets unto Tenant, and Tenant hereby leases and hires from Landlord, all that certain space on the second floor of the Building (Suite 205) containing approximately 2,979 RSF of space (the “Additional Premises”), as shown on Exhibit “A” which is attached hereto and made a part hereof.  The term of the Lease for the Additional Premises shall commence on   the date which is the earlier of (i) when Tenant, with Landlord's prior consent, assumes possession of the Additional Premises for its Permitted Uses, or (ii) upon substantial completion of the improvements required to be made by Landlord, if any under Article 2(b) below (“Additional Premises Commencement Date”).   Substantial completion means that the initial improvements called for by this First Amendment have been completed to the extent that the Additional Premises may be occupied by Tenant for its Permitted Use, subject only to completion of minor finishing, adjustment of equipment, and other minor construction aspects, and Landlord has procured a temporary or permanent certificate of occupancy permitting the occupancy of the Additional Premises, if required by law (hereafter, “substantial completion”).   It is the mutual intention of Landlord and Tenant that the Additional Premises shall be leased to and occupied by Tenant on and subject to all of the terms, covenants and conditions of the Lease except as otherwise expressly provided to the contrary in this First Amendment, and to that end Landlord and Tenant hereby agree that from and after the Additional Premises Commencement Date the word “Premises”, as defined in the Lease, shall mean and include both the Original Premises and the Additional Premises, containing a total of 7,718 RSF, unless the context otherwise requires.

(b)      The Additional Premises shall be delivered to Tenant on an “As Is” basis except as indicated on the mutually agreed upon Plan/Construction Scope of Work which shall be completed using building standard finishes  (“Landlord’s Work”), which is attached hereto, made a part hereof and  marked as Exhibit “B”.   Upon completion of Landlord’s Work, Landlord and Tenant shall schedule a pre-occupancy inspection of the Additional Premises at which time a punchlist of outstanding items, if any, shall be completed.  Landlord shall use reasonable efforts to complete the items on the punchlist within thirty (30) days, or if the nature of the items requires additional time, within such additional time as is reasonable necessary.

(c)       The Additional Premises Commencement Date shall be confirmed by Landlord and Tenant by the execution of a Confirmation of Lease Term in the form attached hereto as Exhibit "C".  If Tenant fails to execute or object to the Confirmation of Lease Term within ten (10) business days of its delivery, Landlord’s determination of such dates shall be deemed accepted.

3.

Term:

The Lease Term for the Additional Premises shall commence on the Additional Premises Commencement Date and terminate coterminously with the Lease.

4.

Fixed Rent:

(a)

From and after the Additional Premises Commencement Date, Tenant shall pay to Landlord Fixed Rent for the Premises (7,718 RSF) as follows:

TIME	PER	MONTHLY	ANNUAL
PERIOD	RSF	INSTALLMENT	BASE RENT

Additional Premises	$18.50	$11,898.58	$142,783.00
Commencement Date-
Month 12 of Lease

Months 13-24 of Lease	$19.00	$12,220.17	$146,642.00

Months 25-36 of Lease	$19.50	$12,541.75	$150,501.00

Months 37-48 of Lease	$20.00	$12,863.33	$154,360.00

Months 49-60 of Lease	$20.50	$13,184.92	$158,219.00

(b)

 Tenant shall pay to Landlord without notice or demand, and without set-off, except as set forth in this Lease, the annual Fixed Rent payable in the monthly installments of Fixed Rent as set forth above, in advance on the first day of each calendar month during the Term by Term by (i) check sent to Landlord, P.O. Box 8538-363, Philadelphia, PA  19171 or (ii) wire transfer of immediately available funds to the account at Wachovia Bank, Salem NJ account no. 2030000359075 ABA #031201467; such transfer to be confirmed by Landlord’s accounting department upon written request by Tenant.  All payments must include the following information:  Building #125 and Lease #_____.   Such numbers shall be provided by Landlord within a reasonable time following execution of this Second Amendment.

5.

Tenant’s Proportionate Share.   From and after the Additional Premises Commencement Date, Tenant’s Proportionate Share shall be 12.86%.

6.

Tenant Representations:  Tenant hereby confirms that (i) the Lease is in full force and effect and Tenant is in possession of the Original Premises; (ii)   there are no defaults by Landlord under the Lease, (iii) Tenant’s security deposit is $7,305.96; and (iv)   the Base Year for the Original Premises and   for the Additional Premises is 2006.

7.

Brokerage Commission

Landlord and Tenant mutually represent and warrant to each other that they have not dealt, and will not deal, with any real estate broker or sales representative in connection with this proposed transaction except for John Behm of CRESA Partners.   Each party agrees to indemnify, defend and hold harmless the other and their directors, officers and employees from and against all threatened or asserted claims, liabilities, costs and damages (including reasonable attorney’s fees and disbursements) which may occur as a result of a breach of this representation.

8.

Binding Effect.  Except as expressly amended hereby, the Lease remains in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this agreement on the date first above written.

LANDLORD:
BRANDYWINE OPERATING PARTNERSHIP, L.P.
WITNESS:	By:	Brandywine Realty Trust, its general partner

//SIGNED//David Palasso	By:	//SIGNED//Philip M. Schenkel
	Name:	Philip M. Schenkel
	Title:	Regional Vice President

TENANT:
CLINFORCE, INC
ATTEST:

	By:	//SIGNED//Tony Sims
	Name:	Tony Sims
	Title:	President

EXHIBIT “A”

SPACE PLAN

11
10
9
8
7
6
5
4
3
2
1
A
B
C
D
E
F
G
H
I
HOWSON & HOWSON
TRIDENT
ROHM AND HAAS 1
MED-ECOM/ HPIS 2
CLINFORCE EXPANSION
2979 RSF
A.L.S.

EXHIBIT “B”

LANDLORD’S WORK

MEETING ROOM
BREAK ROOM
EXISTING SINK RELOCATED
EXISTING REF
OFFICE
MECH
MEN
FILES
COPY
WORK ROOM
COUNTER W/ BELOW CABINETS
OPEN OFFICE (20) CUBICLES

LEGEND:

- EXISTING PARTITIONS
- DEMOLITION
- NEW PARTITIONS
- NEW MILLWORK

CMA NO.		SCALE	CK BY	DR BY	DATE	REVISIONS
26006.07	SP–1	1/8"=1'-0"	SLW	LS	11/13/06	

SPRINGHOUSE CORP. CENTER
SECOND FLOOR

321 NORRISTOWN ROAD
AMBLER, PA

CMA
CHARLES MATSINGER ASSOCIATES
A Professional Corporation
Architecture Planning Interiors
400 MARKET STREET SUITE 800 PHILADELPHIA, PA 19106
TEL: 215 925 6565 FAX: 215 925 9257

EXHIBIT “C”

Tenant: ClinForce, Inc.

Premises: Suites 200 and 205, 321 Norristown Rd., Ambler, PA

Square Footage: 7,718

CONFIRMATION OF LEASE TERM

THIS MEMORANDUM is made as of the ___ day of _________,  2006, between BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, with an office at 555 East Lancaster Ave., Suite 100, Radnor PA 19087 ("Landlord") and CLINFORCE, INC. with its principal place of business at 4815 Emperor Blvd., Durham, NC 27713 ("Tenant"), who entered into a lease dated for reference purposes as of ___________ __, 2006, covering certain premises located at  Suites 200 and 205, 321 Norristown Rd., Ambler, PA.  All capitalized terms, if not defined herein, shall be defined as they are defined in the Lease.

1.

The Parties to this Memorandum hereby agree that the date of ______________, 200_ is the "Commencement Date" of the Term and the date ___________________ is the expiration date of the Lease.

2.

Tenant hereby confirms the following:

(a)

That it has accepted possession of the Premises pursuant to the terms of the Lease;

(b)

That the improvements, including the Landlord Work, required to be furnished according to the Lease by Landlord have been substantially completed;

(c)

That Landlord has fulfilled all of its duties of an inducement nature or is otherwise set forth in the Lease;

(d)

That there are no offsets or credits against rentals, and the $7,305.96 Security Deposit has been paid as provided in the Lease;

(e)

That there is no default by Landlord or Tenant under the Lease and the Lease is in full force and effect.

              3.        Landlord hereby confirms to Tenant that its Building Number is 125 and its Lease Number is _______.  This information must accompany each Rent check or wire payment.

4.       Tenant’s Notice Address is:

Tenant’s Billing Address is:

ClinForce, Inc.
4815 Emperor Blvd.
Durham, NC 27713
Attn: Maria Phillips		Attn:
Phone No.	919-433-3830	Phone No.:
Fax No.	919-433-2099	Fax No.:
E-mail:	mphillips@clinforce.com	E-mail:

5.       This Memorandum, each and all of the provisions hereof, shall inure to the benefit, or bind, as the case may require, the parties hereto, and their respective successors and assigns, subject to the restrictions upon assignment and subletting contained in the Lease.

WITNESS:	LANDLORD:
BRANDYWINE OPERATING PARTNERSHIP, L.P.
	By:	Brandywine Realty Trust,
its general partner

By:

WITNESS:	TENANT:
CLINFORCE, INC.

	By:	//SIGNED//Tony Sims